Merger of Equals Creating a leading operator of retail pawn stores in the United States and Latin America April 28, 2016 Exhibit 99.3

Forward looking statements This presentation contains “forward-looking statements” (as defined in the Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of First Cash and Cash America. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “will,” “estimates,” “may,” “could,” “should” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. The closing of the proposed transaction is subject to the approval of the stockholders of First Cash and Cash America, regulatory approvals and other customary closing conditions. There is no assurance that such conditions will be met or that the proposed transaction will be consummated within the expected time frame, or at all. Forward-looking statements relating to the proposed transaction include, but are not limited to: statements about the benefits of the proposed transaction, including anticipated synergies and cost savings and future financial and operating results; future capital returns to stockholders of the combined company; First Cash’s and Cash America’s plans, objectives, expectations, projections and intentions; the expected timing of completion of the proposed transaction; and other statements relating to the transaction that are not historical facts. Forward-looking statements are based on information currently available to First Cash and Cash America and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the proposed transaction, these risks, uncertainties and factors include, but are not limited to: the risk that First Cash or Cash America may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; the risk that required stockholder approvals may not be obtained; the risks that condition(s) to closing of the transaction may not be satisfied; the length of time necessary to consummate the proposed transaction, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the risk that the cost savings, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the diversion of management time on transaction-related issues; the risk that costs associated with the integration of the businesses are higher than anticipated; and litigation risks related to the transaction. With respect to the businesses of First Cash and/or Cash America, including if the proposed transaction is consummated, these risks, uncertainties and factors include, but are not limited to: the effect of future regulatory or legislative actions on the companies or the industries in which they operate and the effect of compliance with enforcement actions, orders or agreements issued by applicable regulators; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect and/or risks related to the ability to obtain financing; economic and foreign exchange rate volatility, particularly in Latin American markets; adverse gold market or exchange rate fluctuations; increased competition from banks, credit unions, internet-based lenders, other short-term consumer lenders and other entities offering similar financial services as well as retail businesses that offer products and services offered by First Cash and Cash America; decrease in demand for First Cash’s or Cash America’s products and services; public perception of First Cash’s and Cash America’s business and business practices; changes in the general economic environment, or social or political conditions, that could affect the businesses; the potential impact of the announcement or consummation of the proposed transaction on relationships with customers, suppliers, competitors, management and other employees; risks related to any current or future litigation proceedings; the ability to attract new customers and retain existing customers in the manner anticipated; the ability to hire and retain key personnel; reliance on and integration of information technology systems; ability to protect intellectual property rights; impact of security breaches, cyber-attacks or fraudulent activity on First Cash’s or Cash America’s reputation; the risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; and the potential of international unrest, economic downturn or effects of currencies, tax assessments or tax positions taken, risks related to goodwill and other intangible asset impairment, tax adjustments, anticipated tax rates, benefit or retirement plan costs, or other regulatory compliance costs. Additional information concerning other risk factors is also contained in First Cash’s and Cash America’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings. Many of these risks, uncertainties and assumptions are beyond First Cash’s or Cash America’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the information currently available to the parties on the date they are made, and neither First Cash nor Cash America undertakes any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation. Neither First Cash nor Cash America gives any assurance (1) that either First Cash or Cash America will achieve its expectations, or (2) concerning any result or the timing thereof. All subsequent written and oral forward-looking statements concerning First Cash, Cash America, the proposed transaction, the combined company or other matters and attributable to First Cash or Cash America or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Additional information and where to find it This presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction between First Cash and Cash America or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The proposed transaction between First Cash and Cash America will be submitted to the respective stockholders of First Cash and Cash America for their consideration. First Cash will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of First Cash and Cash America that also constitutes a prospectus of First Cash. First Cash and Cash America will deliver the joint proxy statement/prospectus to their respective stockholders as required by applicable law. First Cash and Cash America also plan to file other documents with the SEC regarding the proposed transaction. This presentation is not a substitute for any prospectus, proxy statement or any other document which First Cash or Cash America may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF FIRST CASH AND CASH AMERICA ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST CASH, CASH AMERICA, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about First Cash and Cash America, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. First Cash and Cash America make available free of charge at ww2.firstcash.com and www.cashamerica.com, respectively (in the “Investor” or “Investor Relations” section, as applicable), copies of materials they file with, or furnish to, the SEC. Participants in the Merger Solicitation First Cash, Cash America, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of First Cash and Cash America in connection with the proposed transaction. Information about the directors and executive officers of First Cash is set forth in its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 30, 2015. Information about the directors of Cash America is set forth in its proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 7, 2016, and information about the executive officers of Cash America is set forth in Cash America’s Annual Report on Form 10-K, which was filed with the SEC on February 26, 2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding those persons who are, under the rules of the SEC, participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Regulation G This presentation includes certain financial information that does not conform to generally accepted accounting principles (GAAP). Management of the companies believe that an analysis of this data is meaningful to investors because it provides insight with respect to comparisons of the ongoing operating results of the companies. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. This data should be read in conjunction with the respective companies most recently filed Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These reports are available on our respective websites. Reconciliations of non-GAAP measures to GAAP measures are also included with this presentation.

2016 Q1 earnings per share(3) was $0.42, compared to $0.27 for the prior-year first quarter Adjusted EBITDA(4) for 2016 Q1 totaled $33.3 million and net income was $10.6 million Total revenue in 2016 Q1 was $277 million, representing an increase of $5 million or 2%, compared to the prior-year first qurter Same-store pawn net revenue, excluding net revenue from commercial disposition activities and net revenue from consumer loans, increased 3.9% from the prior-year first quarter Average pawn receivables outstanding increased $2 million or 1%, compared to the prior-year first quarter, primarily due to higher average pawn receivables in same-store pawn locations, which finished 2016 Q1 up 1.2% The Company is raising its previously reported expectations for its fiscal year 2016 adjusted EBITDA and EPS with an anticipated range of between $125 to $133 million, which will generate between $1.30 and $1.50 in earnings per share 2016 Q1 financial results Note: FY 2016 guidance for both FCFS and CSH does not consider the effects of the contemplated transaction. (1)Based on FCFS’s diluted weighted average shares outstanding of 28.241mm as of 3/31/2016. Non-GAAP measure; see appendix. (2)FCFS’s adjusted EBITDA denotes earnings before depreciation, amortization, interest, provision or benefit for income taxes, and certain non-recurring charges. Non-GAAP measure; see appendix. Diluted earnings per share(1) were $0.47 for 2016 Q1, which includes non-recurring acquisition expenses of $0.01 per share. Excluding these expenses, adjusted diluted earnings per share(1) were $0.48 compared to $0.59 in the prior-year period Adjusted EBITDA(2) for 2016 Q1 totaled $29.2 million and net income was $13.2 million Total 2016 Q1 revenue increased 14% on a constant currency basis to $183 million, reflecting 18% constant currency growth in core pawn revenues partially offset by expected declines in total non‐core revenues Core pawn revenues in Latin America increased 31% on a currency-adjusted basis and represented 58% of total core revenues Consolidated core same‐store revenue increased 3% for the current quarter, driven by same-store core pawn revenue growth in Latin America of 8% Pawn receivables, a leading indicator of future revenue growth, increased by 37% in Latin America, 2% in the U.S. and 19% in total compared to the prior-year period on a constant currency basis The Company is raising its fiscal full-year 2016 guidance for earnings to be in the range of $2.25 to $2.45 per diluted share. This is $0.05 above its previously announced range of $2.20 to $2.40 per diluted share (3)Based on CSH’s diluted weighted average shares outstanding of 25.121mm as of 3/31/2016. (4)CSH’s adjusted EBITDA denotes earnings before depreciation, amortization, interest, provision for income taxes, loss on early extinguishment of debt, gain on disposition of equity securities and certain other charges. Non-GAAP measure; see appendix.

Expected in the second half of 2016 Approvals: Hart-Scott-Rodino Act, FCFS shareholders, CSH shareholders Merged company will be renamed FirstCash, Inc. Headquartered at existing CSH headquarters in Fort Worth, Texas Expected annual dividend per share of $0.76 represents ~50% increase to FCFS and ~100% to CSH The combined company expects to maintain a dividend policy that optimizes long term total return to shareholders ~$50mm annual run rate synergies expected to be largely phased-in within the first 24 months Dan Feehan: Chairman Rick Wessel: CEO and Vice Chairman Brent Stuart: President and COO Doug Orr: CFO FCFS to appoint three directors CSH to appoint three directors A former FCFS director endorsed by Cash America 58% FCFS; 42% CSH Approximately $2.4 billion as of 4/27/2016 0.840x FCFS shares for each CSH share 100% stock-for-stock Tax-free transaction Company name and headquarters Transaction overview Pro forma market cap. Transaction structure Pro forma ownership Board composition Expected synergies Fixed exchange ratio Expected dividend Closing Leadership First Cash Financial Services and Cash America International announce a merger of equals

Significantly accretive transaction to both companies driving: $279mm LTM 1Q’16 adjusted EBITDA(1) for the combined entity 2017E EPS(2) accretion of +10% to First Cash and +35% to Cash America $0.76 expected annual dividend per share represents ~50% increase for First Cash and ~100% increase for Cash America shareholders ~$50mm annual run rate cost synergies expected to be largely phased-in within the first 24 months A strong platform with premier, proven management team (1)Considers ~$35mm of run-rate operating cost synergies. (2)Based on pro forma diluted weighted average shares outstanding of 48.6mm; considers ~$50mm of run-rate cost synergies. Enhanced scale and geographic reach: creates leading operator of retail pawn stores in the United States and Latin America with operations in four countries and over 2,000 stores Strong cash flow and financial flexibility Financial strength to enhance expansion plans in growing Latin American market and to support capital returns to shareholders Leverage neutral transaction where synergies will significantly improve the credit profile of the business Proven leadership team with successful integration track record Compelling strategic benefits Compelling financial benefits Well positioned for greater success and value creation than either company could achieve on its own

Natural partners with scale in complementary geographies and business lines Store count by location Pro forma 1,273 819 2,092 Latin America U.S. (Q1 2016 LTM figures; $ in millions) $656 $948 $1,604 Core revenue breakdown by location Latin America U.S. Pawn fees Consumer loans and credit services fees Merchandise sales $712 $1,035 $1,747 Revenue breakdown by product

Powerful financial combination (1)FCFS’s adjusted EBITDA denotes earnings before depreciation, amortization, interest, provision or benefit for income taxes, and certain non-recurring charges. Non-GAAP measure; see appendix. Revenue $712 $1,035 $1,747 Adjusted EBITDA $129 (1) $115 (2) $279 (3) Net income $57 $30 $120 (4) Pawn receivables $127 $211 $338 Total debt / adjusted EBITDA 1.9x 1.6x 1.5x (3) Pro forma Market cap. (4/27/16) $1.4bn $1.0bn $2.4bn (Q1 2016 LTM figures; $ in millions) (2)CSH’s adjusted EBITDA denotes earnings before depreciation, amortization, interest, provision or benefit for income taxes, foreign currency transaction gains or losses, loss on early extinguishment of debt, gain on disposition of equity securities and certain other charges. Non-GAAP measure; see appendix. (3)Considers ~$35mm of run-rate operating cost synergies. (4)Considers ~$50mm of run-rate cost synergies.

Annual depreciation savings ~$15 million, primarily from technology platform synergies Annual operating cost synergies ~$35 million, primarily from technology, finance and other administrative synergies No contemplated store closings Estimated synergies and integration costs Estimated amounts Adjusted EBITDA Pre-tax earnings One-time integration costs ~$28 million +~$35mm +~$50mm 80% of synergies expected to be phased-in within the first 24 months Timing Immediate Over 3 years

Enhanced scale with limited overlap Combined entity will have over 2,000 stores 1,156 stores across 26 states in the U.S. with 936 stores in Latin America Mexico operations U.S. operations Central America operations 33 12 27 6 35 7 438 18 25 25 44 120 26 44 41 27 46 8 77 24 3 31 1 6 29 3 Top 10 states by store count WA ID CA NV OR AZ CO MT NM UT WY TX KS OK IL IN IA MN NE ND SD WI MS AL AR KY LA MO FL GA NC SC VA OH CT ME MI NH NY PA VT MA NJ MD WV RI DE TN AK DC HI Guatemala 32 El Salvador 13 Baja California Baja California Sur Sinaloa Sonora Chihuahua Coahuila Nuevo Leon Tamaulipas Quintana Roo Yucatan San Luis Potosi Campeche Chiapas Tabasco Oaxaca Morelos Estado de Mexico Guerrero Durango Nayarit Zacatecas Aguascalientes Jalisco Colima Michoacán Guanajuato Puebla 891 Estado de Ciudad de Mexico Veracruz Queretaro Tlaxcala Hidalgo

Confident that full-service pawn model can be replicated in other markets Substantial infrastructure in place to accomplish new acquisitions and de novo expansion Significant runway for store openings and strategic acquisitions in Mexico Looking strategically for additional expansion acquisition opportunities in other markets Sufficient Latin American cash flow to fund +60 de novo stores per year Ongoing growth strategy French Guiana Suriname Guyana Panama Costa Rica Nicaragua El Salvador Honduras Guatemala Argentina Bolivia Brazil Chile Colombia Ecuador Peru Uruguay Venezuela Mexico Paraguay Belize U.S. growth strategy Continued focus on growth in selected markets with favorable demographics U.S. growth will be driven by smaller opportunistic acquisitions Latin America growth strategy Latin America will be the primary store growth vehicle - significant untapped potential in the region Existing country presence Near-term expansion opportunities

Significant franchise and shareholder value (1)Considers ~$35mm of run-rate operating cost synergies. (2)Based on pro forma diluted weighted average shares outstanding of 48.6mm; considers ~$50mm of run-rate cost synergies. Creation of leading operator of retail pawn stores with over 2,000 stores in the United States and Latin America 1 Financial strength to enhance expansion plans in Latin America and to support capital returns to shareholders 2 $279mm LTM 1Q’16 adjusted EBITDA(1) for the combined entity; $129mm for FCFS and $115mm for CSH 3 2017E EPS(2) accretion of +10% to First Cash and +35% to Cash America 4 $0.76 expected annual dividend per share; ~50% increase for FCFS and ~100% increase for CSH shareholders 5 Leverage neutral transaction where synergies will significantly improve the credit profile of the combined company 6 Merger combines the most experienced leadership in the industry focused on execution and shareholder value 7

Appendix

Adjusted net income and adjusted earnings per share First Cash Financial Services, Inc. Three months ended March 31, 2016 2015 ($ in thousands, except per share data) $ Per diluted share $ Per diluted share Net income $13,174 $0.47 $16,788 $0.59 Adjustments, net of tax: Non-recurring restructuring expenses related to U.S. consumer loan operations – – 90 – Non-recurring store acquisition expenses 260 0.01 46 – Adjusted net income $13,434 $0.48 $16,924 $0.59

Adjusted EBITDA First Cash Financial Services, Inc. (1)For the three months and trailing twelve months ended March 31, 2015, excludes $89k of depreciation and amortization and for the trailing twelve months ended March 31, 2016, excludes $404k of depreciation and amortization, which are included in the non-recurring restructuring expenses related to U.S. consumer loan operations. Three months ended March 31, Trailing twelve months ended March 31, ($ in thousands) 2016 2016 Net income $13,174 $57,096 Provision for income taxes 6,487 25,857 Depreciation and amortization (1) 4,937 17,925 Interest expense 4,460 17,327 Interest income (274) (1,496) EBITDA $28,784 $116,709 Adjustments: Non-recurring restructuring expenses related to U.S. consumer loan operations – 8,749 Non-recurring store acquisition expenses 400 3,210 Adjusted EBITDA $29,184 $128,668

Adjusted earnings and adjusted earnings per share Cash America International, Inc. Three months ended March 31, 2016 2015 ($ in thousands, except per share data) $ Per diluted share $ Per diluted share Net income and diluted net income per share $10,633 $0.42 $7,845 $0.27 Adjustments, net of tax: Loss on early extinguishment of debt 7 – – – Gain on disposition of equity securities (75) – (81) – Reorganization expenses – – 537 0.02 Adjusted net income and adjusted diluted net income per share $10,565 $0.42 $8,301 $0.29 Other adjustments, net of tax: Intangible asset amortization $968 $0.04 $1,029 $0.04 Non-cash equity-based compensation 1,117 0.04 1,006 0.03 Foreign currency transaction gain – – (25) – Adjusted earnings and adjusted earnings per share $12,650 $0.50 $10,311 $0.36

Adjusted EBITDA Cash America International, Inc. Three months ended March 31, Trailing twelve months ended March 31, ($ in thousands) 2016 2016 Net income $10,633 $30,354 Provision for income taxes 5,322 15,888 Gain on disposition of equity securities (117) (1,679) Loss on early extinguishment of debt 11 618 Foreign currency transaction loss (gain) – 7 Interest expense, net 3,899 14,614 Depreciation and amortization 13,505 55,237 Adjustments: Reorganization expenses – – Loss on divestitures – – 2013 Litigation Settlement – – Adjusted EBITDA $33,253 $115,039